UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange act of 1934

Date of Report (Date of earliest event reported) January 26, 2005

OSTEOTECH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19278	13-3357370
. (State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 James Way, Eatontown, New Jersey	07724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (732) 542-2800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01

Osteotech, Inc. announced today that it has been notified that the previously announced acquisition by the Musculoskeletal Transplant Foundation (“MTF”) of the assets of American Red Cross (“ARC”) allograft tissue banking operations was completed on January 25, 2005. As a result, the previously announced agreement between Osteotech and ARC terminating the Processing Agreement between Osteotech and ARC and Osteotech’s second Processing Agreement with MTF, are now effective.

In accordance with the terms of the second Processing Agreement with MTF, MTF will provide Osteotech a certain amount of standard donors for processing that is equivalent to the amount of standard donors that was to be delivered to Osteotech by ARC under the terms of the Processing Agreement with ARC that is now terminated. This Second Processing Agreement with MTF has an initial term that expires in December, 2006 and can be extended for two additional one-year periods if certain conditions contained in the Agreement are met.

Certain statements made throughout this current report that are not historical facts contain forward-looking statements (as such are defined in the Private Securities Litigation Reform Act of 1995) regarding the Company’s future plans, objectives and expected performance. Any such forward-looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks and uncertainties and, therefore, there can be no assurance that actual results may not differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to differences in anticipated and actual product and service introduction dates, the ultimate success of those products in the market place, the continued acceptance and growth of current products and services, the impact of competitive products and services, the availability of sufficient quantities of suitable donated tissue and the success of cost control and margin improvement efforts. Certain of these factors are detailed from time to time in the Company’s periodic reports (including the Annual Report on Form 10-K for the year ended December 31, 2003 and the Form 10-Q for each of the first three quarters of 2004) filed with the Securities and Exchange Commission. All information in this current report is as of January 25, 2005 and the Company undertakes no duty to update this information.

Item 9.01 Financial Statements and Exhibits

Exhibit List

Exhibit 1 Press Release dated January 26, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2005

OSTEOTECH, INC.
(Registrant)

By:Michael J. Jeffries

Michael J. Jeffries

Executive Vice President,

Chief Financial Officer

(Principal Financial Officer

and Principal Accounting Officer)

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